Exhibit 99
Report on Form 8-K











                                    GUARANTEE







                                       BY




                                  TIFFANY & CO.

                                                                   April 3, 1996

American Family Life Assurance Company of Columbus
Japan Branch
AFLAC Square
2-33-2, Kojima-cho,
Chofu-shi, Tokyo 182-01
Japan

Gentlemen:

     In consideration of your Company (the "Lender") agreeing to make an advance in the principal amount of Five Billion Yen ((Y)5,000,000,000) to Tiffany & Co. Japan Inc., Japan Branch (the "Borrower") pursuant to a loan agreement (the "Agreement") dated as of April 3, 1996 between the Borrower and the Lender, Tiffany & Co. (the "Guarantor") hereby agrees as follows (capitalized terms used but not defined herein having the meanings specified in the Agreement):

     1. The Guarantor hereby absolutely and unconditionally, and jointly and severally with the Borrower, guarantees to the Lender the full and complete payment when due (by acceleration or otherwise) of any and all sums whether of principal, interest or other amount payable by the Borrower to the Lender under or pursuant to the Agreement. The Guarantor hereby represents that, as of the date hereof, it owns 100% of the capital stock of Tiffany International, who in turn owns 100% of the capital stock of the Borrower, and hereby agrees to notify the Lender of any material change in such shareholding.

          Notwithstanding the use of the word "Guarantee", the obligation of the Guarantor hereunder is unconditional irrespective of the genuineness, legality, validity, regularity or enforceability of the Agreement.

     2. Upon receipt by the Guarantor of a notice from the Lender in effect that the Borrower has defaulted in the payment when due of any or all sums payable by the Borrower to the Lender under the Agreement, the Guarantor shall forthwith pay to the Lender at AFLAC Square, 2-33-2, Kojima-cho, Chofu-shi, Tokyo, Japan, or such other address in Japan as may be notified by the Lender to the Guarantor for this purpose, such sums in the currency and otherwise in the manner required of the Borrower by the Agreement. All such payments shall be made without set-off or counterclaim for any reason whatsoever and free and clear of and without deduction or withholding for or on account of any present or future income or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever imposed, levied or withheld by any taxing authority (other than income tax on the overall net income of the Lender) ("Taxes") now or hereafter imposed, whether by withholding or otherwise, in Japan or in the United States or any taxing authority thereof or therein or in any other country through or out of which the Guarantor makes payments hereunder or any taxing authority of or in such country. In the event that the Guarantor is prohibited by any law, treaty, ordinance, decree, rule, directive, regulation or judicial or arbitral decision from making such payments free




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                                      -2-


of such Taxes, then the Guarantor shall pay such additional amount as may be necessary in order that the actual amount received by the Lender after such Taxes (and after payment of any additional taxes or other charges due as a consequence of the payment of such additional amount) shall equal the amount that would have been received by the Lender if such Taxes were not required. The Guarantor shall furnish the Lender with the receipt issued by the competent tax authorities in respect of such Taxes or other evidence of payment of such Taxes reasonably acceptable to the Lender within thirty (30) days after payment of such Taxes. Notwithstanding the foregoing, the Guarantor shall not be responsible for, and shall be entitled to deduct and withhold from any amount payable to the Lender hereunder, any Taxes to the extent such taxes exceed the amount of taxes which would have been applicable immediately prior to a transfer or other disposition by the Lender of any interest in the Agreement or the Advance or a change by the Lender (other than pursuant to the last sentence of the Section 2 and with the consent of the Guarantor) of the Lending Office making or maintaining the Advance from the Japan Branch of the Lender to another Lending Office or branch of the Lender. If, at any time, taxes are or will be imposed on payments by the Guarantor hereunder, and the Guarantor is or may be required to make additional payments to or on behalf of the Lender in respect of such taxes the Guarantor and the Lender shall consult in good faith and shall each use its reasonable efforts to take action to avoid such requirement (which action may, at the option of the Lender, include the transfer of the Advance to another Lending Office of branch which is not subject to such requirement to the extent such action does not cause material disadvantage to the Lender).

     3. The Guarantor hereby waives notice of the making of the loan under the Agreement, and notice of the acceptance of this Guarantee.

     4. The Lender may neglect or forbear to enforce payment hereunder, or under the Agreement or under any other document, instrument or agreement, without in any way affecting or impairing the liability of the Guarantor hereunder.

     5. The Guarantor hereby waives demand for payment (except as specified in 2 above), and notice of default or non-payment (except as otherwise provided herein or in the Agreement).

     6. The winding-up or dissolution of the Borrower or any change in the name, objects, capital, ownership or control of the Borrower or any other circumstances affecting the Borrower which might otherwise afford a legal or equitable defense to the Guarantor or a discharge of this Guarantee shall not in any way affect the liability of the Guarantor under this Guarantee.

     7. The obligations of the Guarantor under this Guarantee shall be principal obligations of the Guarantor and the Lender shall not be obliged to exhaust recourse against the Borrower before being entitled to payment from the Guarantor of all the debts and liabilities hereby guaranteed.

     8. The Guarantor acknowledges that the Guarantor has received and reviewed a copy of the executed Agreement and that no representation has been made to it on behalf of the Lender and the Guarantor agrees that this Guarantee is in addition to and not in substitution for any other guarantees which may hereafter be held by the Lender and shall not be affected by any release or discharge granted to any other guarantor.

     9. This is an irrevocable and unconditional guarantee of payment and shall remain in full force and effect until all the obligations of the Borrower to the Lender as sent forth in the Agreement shall have been satisfied and all sums due thereunder and all indebtedness of the Guarantor to the Lender payable pursuant to this Guarantee shall have been paid to the Lender in full. The Guarantor's obligations hereunder shall be reinstated if at any time any payment received from the Borrower by the Lender is required to be repaid by the Lender to the Borrower.

     The Guarantor shall reimburse the Lender for all reasonable out-of-pocket fees and expenses of the Lender, including reasonable fees and expenses of counsel and the payment of any stamp or similar duties, incurred by the Lender in the enforcement of, or the preservation of rights under, this Guarantee.

     10. Any notice or demand on the Guarantor required or permitted to be given hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by postage prepaid registered mail (airmail if international), (iii) transmitted by cable (with postage prepaid registered mail confirmation, airmail if international), or (iv) transmitted by facsimile (which shall be confirmed by registered mail, air mail if international) to the Guarantor as follows:

                         Tiffany & co.
                         5 Sylvan Way
                         Parsippany, New Jersey 07054
                         U.S.A.
                         Facsimile No.:  201-971-3603
                         Attention:   Mr. Luis Ulloa

          A notice in writing shall include a notice by facsimile or cable. Except as otherwise specified herein, all notices and demands shall be deemed to have been duly given on the date of receipt by the addressee thereof. The Guarantor may change its address for purposes hereof by notice in writing to the Lender.

     11. This Guarantee shall inure to the benefit of the Lender, its successors and assigns.


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                                      -4-

     12. The Guarantor hereby represents and warrants to the Lender as follows:

          (a) The Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, U.S.A. and has full corporate power and authority to incur the obligations provided for in this Guarantee and to execute and deliver this Guarantee, and to perform its obligations hereunder.

          (b) The Guarantor has taken all necessary corporate action, including obtaining the approval of its Board of Directors or authorized committee thereof as required by applicable law to authorize the execution and delivery of this Guarantee and to authorize the performance and observance of the terms and conditions hereof.

          (c) Neither the execution and delivery of the Guarantee by the Guarantor, nor the performance by it of its obligations hereunder, not the compliance by it with the terms hereof, will:

               (i) violate, conflict with, or result in the breach of any terms, conditions or provisions of, or constitute a default under any applicable law or regulation of the United States of America or the State of Delaware, or any international treaty or convention by which the Guarantor or any of its property or assets is bound, or any administrative regulation or order or any court decree, or the Certificate of Incorporation or By-Laws of the Guarantor, or

               (ii) violate, conflict with, or result in the breach of any terms, conditions or provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, lease or other agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of its property or assets is bound, which violation, conflict, breach or default would have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder, or result in the creation or imposition of any lien, mortgage, pledge or other security of any material nature on any of its property, assets or revenues.

          (d) No governmental or other authorizations, consents, approvals or registrations are necessary for the execution and delivery of this Guarantee by the Guarantor or for the performance by the Guarantor of its obligations hereunder, including, without limitation, foreign exchange and transfer permits for the Guarantor to purchase or otherwise obtain, and transmit for payment, the necessary amounts in Yen for payments with respect to this Guarantee, except those authorizations, consents, approvals or regulations already obtained.

          (e) This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms and will rank pari passu as to priority of payment and in all other respects, without any preference one over the other by reason of priority of date of issue, currency of payment, form of instrument evidencing obligations or otherwise, with all other unsecured and unsubordinated Indebtedness of the Guarantor now outstanding except with respect to such priorities and privileges as will be created by law.

          (f) The Guarantor is not in default of any agreement relating to its Indebtedness which default would have a material adverse effect on the Guarantor's ability to fulfill its obligations hereunder. No Event of Default, or event which with the passing of time or the giving of notice or both would constitute an Event of Default relative to the Guarantor, has occurred and is continuing.

          (g) As of the date hereof, under current law, there is no withholding tax of the United States applicable to any payment to be made by the Guarantor pursuant to the terms of the this Guarantee.

          (h) The Consolidated financial statements of the Guarantor from the period ended January 31, 1995, which have heretofore been delivered to the Lender present fairly the financial position of the Guarantor and its consolidated Subsidiaries taken as a whole as of the date thereof and the results of operations of the Guarantor and its consolidated Subsidiaries taken as a whole for the period covered thereby, and since the date of such financial statements there has been no material adverse change in the financial position or the results of operations of the Guarantor and its consolidated Subsidiaries taken as a whole.

          (i) There are no proceedings before any arbitration tribunal, court, government agency or administrative body pending or, to the best knowledge of the Guarantor, threatened in writing against the Guarantor which, if adversely determined, are likely to materially adversely affect the financial condition of operations of the Guarantor or materially impair the ability of the Guarantor to pay, when due, any amounts due hereunder or is likely to enjoin the execution and delivery, or to adversely affect in any manner the validity or enforceability, of this Guarantee.

     13. Until all obligations of the Guarantor to the Lender pursuant to this Guarantee shall have been satisfied:

          (a) (i) As soon as practicable, but not later than one hundred and twenty (120) days after the end of each of its fiscal years, the Guarantor shall deliver to the Lender its annual consolidated financial statements as at and for the year then ended, audited by independent accountants and prepared in accordance with applicable

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                                      -6-

     rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") including those relating to Form 10-K.

               (ii) As soon as practicable, but not later than sixty (60) days after the end of each of the first three fiscal quarters occurring within each of its fiscal years, the Guarantor shall deliver to the Lender unaudited consolidated financial statements for such quarter prepared in accordance with applicable rules and regulations of the SEC including those relating to Form 10-Q.

               (iii) The Guarantor shall as soon as practicable after a request to that effect by the Lender provide the Lender with such additional information concerning the financial condition of the Guarantor as the Lender may from time to time reasonably require for the purposes of this Guarantee.

          (b) The Guarantor shall, upon becoming aware thereof, promptly give notice to the Lender of the occurrence of any Event of Default under the Agreement or event that, with the giving of notice or the passing of time, or both, would constitute such an Event of Default.

          (c) Except as permitted by (g) below, the Guarantor shall maintain its corporate existence in good standing under and in compliance with all applicable laws and regulations in all material respects.

          (d) The Guarantor undertakes to obtain or effect, at the appropriate time, any U.S. governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary in the future for the performance of any of the terms and conditions of this Guarantee.

          (e) The Guarantor agrees that it shall continue to hold, directly or indirectly at least 80% of the shares of capital stock (having voting power to vote for election of directors) of the Borrower.

          (f) The Guarantor shall ensure that at all times its obligations hereunder will rank pari passu as to priority of payment and in all other respects with all other unsecured and unsubordinated Indebtedness of the Guarantor now or hereafter outstanding, except with respect to such priorities and privileges as are created by operation of law.

          (g) The Guarantor shall not consolidate with or merge into any other Person or convey or transfer all or substantially all of its properties and assets to any Person, unless (i) the successor Person shall be organized and existing under the laws of the United States or any State thereof, and shall expressly assume in writing the due and punctual


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                                       -7-

     performance of all the obligations of the Guarantor hereunder and the performance of every covenant in the Guarantee on the part of the Guarantor to be performed or observed; (ii) immediately after giving effect to such transaction, no Event of Default under the Agreement, and no event which, after notice or lapse of time or both, would become such an Event of Default, shall have happened and be continuing; and (iii) the Guarantor shall have delivered to the Lender an officer's certificate and an opinion of counsel, each in form and substance reasonably satisfactory to the Lender stating that such consolidation, merger, conveyance or transfer comply with the foregoing provisions. In case of any such consolidation, merger, conveyance or transfer, such successor Person will succeed to and be substituted for the Guarantor as obligor on the obligations of the Guarantor hereunder, with the same effect as if it had been named in this Guarantee as the Guarantor.

          (h) The Guarantor shall not make any substantial alteration in the nature of its business conducted as at the date of this Guarantee which would have a materially adverse effect on the Guarantor's ability to perform its obligations hereunder.

          (i) The Guarantor shall ensure that the ratio of Consolidated Indebtedness to Consolidated Capitalization never, at any Balance Date, exceeds 0.55:1.00.

          (j) The Guarantor shall ensure that the ratio of (i) Consolidated EBIT for the four consecutive financial quarters ending on each Balance Date to
     (ii) Consolidated Interest Expense for the same period is, at all times, greater than 2.50:1.00.

          (k) The Guarantor shall not, and shall not permit any Subsidiary thereof to issue, assume or guarantee any Debt if such Debt is secured by any Mortgage upon any Principal Property of the Guarantor or of any Subsidiary thereof or any shares of stock or Indebtedness of any Subsidiary thereof, whether owned at the date of this Guarantee or thereafter acquired, without effectively securing the obligations of the Guarantor hereunder equally and ratably with such Debt. The foregoing restriction shall not apply to the following Mortgages:

               (i) Mortgages on any Principal Property acquired, constructed or improved by the Guarantor or any Subsidiary thereof after April 3, 1996, which are created or assumed within three years after such acquisition, or completion of such construction or improvement to secure or provide for the payment of the purchase price of such Principal Property or cost of such construction or improvement, or Mortgages existing on any property at the time of its acquisition; provided that the Mortgage shall not apply to any property theretofore owned by the Borrower or any Subsidiary thereof other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

               (ii) Mortgages existing on any property, shares of stock or indebtedness acquired from a Person merged or consolidated with or into the Guarantor or a Subsidiary thereof;

               (iii) Mortgages on property of any corporation existing at the time it becomes a Subsidiary of the Guarantor;


               (iv) Mortgages to secure Debt of a Subsidiary of the Guarantor to the Guarantor;

               (v) Mortgages in favor of governmental bodies to secure partial progress, advance or other payments pursuant to any contract or statute or to secure indebtedness incurred to finance the purchase price or cost of constructing or improving the property subject to such Mortgages; or

               (vi) Mortgages for the sole purpose of extending, renewing or replacing Debt secured by any Mortgage referred to in the foregoing sub-sections (i) to (v), inclusive, or in this sub-section (vi) or any Mortgage existing on April 3, 1996; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement shall be limited to the property that secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

          (l) The Guarantor shall not, and shall not permit any Subsidiary thereof to, enter into sale and Leaseback Transactions of any Principal Property unless the net proceeds of such Sale and Leaseback Transactions are at least equal to the sum of all costs incurred by the Guarantor or any Subsidiary thereof in connection with the acquisition of, and construction of any improvement on, the Principal Property to be leased and either (i) the Guarantor or such Subsidiary would be entitled, pursuant to sub-section
     (i) or the second paragraph of (k) above, to incur Debt secured by a Mortgage on such Principal Property without equally and ratably securing the obligations of the Guarantor hereunder or (ii) the Value thereof would be an amount permitted under the last sentence (other than definitions) under (k) above or (iii) the Guarantor or such Subsidiary thereafter applies an amount equal to the sum of all costs incurred by the Guarantor or such Subsidiary in connection with the acquisition of, and the construction of any improvements on, such property (x) to the payment or other retirement of Debt incurred or assumed by the Guarantor that ranks senior to or pari passu with the obligations of the Guarantor hereunder or of Debt incurred or assumed by any Subsidiary of the Guarantor (other than, in either case, Debt owned by the Guarantor or any Subsidiary thereof); or (y) to the purchase of other Principal Property.

          (m) The Guarantor shall not, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness or permit any of its consolidated Subsidiaries to do so, except any of the following types of
     Indebtedness:

               (i) Indebtedness of the Subsidiaries of the Guarantor in respect of:

                    (A) Capitol Lease Obligations;

                    (B) Property  acquired by a Subsidiary  and secured by liens thereon; and

                    (C) any purchase money Indebtedness;

up to the maximum aggregate principal amount outstanding at any one time of US$25,000,000;

               (ii) Indebtedness owed:

                    (A) from a Subsidiary of the Guarantor to the Guarantor;

                    (B) from the Guarantor to a Subsidiary of the Guarantor; and

                    (C) from one Subsidiary of the Guarantor to another;

               (iii) Any Indebtedness of the Guarantor;

               (iv) Indebtedness of the Borrower, which Indebtedness may be guaranteed by Guarantor and/or Tiffany International, up to the maximum aggregate principal amount of JP(Y)10,450,000,000; and

               (v) Any other Indebtedness of Subsidiaries of the Guarantor not otherwise permitted under sub-sections (i) through (iv) above up to the maximum aggregate principal amount outstanding at any one time of US$10,000,000.

          (n) The  Guarantor  will not,  and will not  permit  any  consolidated
     Subsidiary to, enter into any Derivative Transactions other than arrangements which are complimentary to the business of the Guarantor and its consolidated Subsidiaries and are for the sole purpose, in the reasonable opinion of the Lender, of managing and protecting against the Guarantor's, or the consolidated Subsidiary's (as the case may be) exposure to interest rate and/or currency fluctuations.

          (o) Subject to Section 13(p), the Guarantor will not declare or pay any dividend, or authorize or make any other distribution out of other than
     (i) net income or if there is none, out of retained earnings, or (ii) the net cash proceeds received after the date of this Guarantee from the issuance of additional shares of the Guarantor's capital stock, unless the consolidated Net Tangible Assets of the Guarantor and its consolidated Subsidiaries remaining after such declaration or payment or distribution at least equals the amount of the capital stock accounts reflecting capital as determined under Articles 154 and 170 of the Delaware General Corporation Law as shown on the consolidated balance sheet most recently furnished pursuant to Section 13(a).

          (p) Expect in the case of stock splits, the Guarantor will not declare or pay any dividend payable in its own stock or authorize or make any other distribution of any of its own stock, whether now or hereafter outstanding, in respect of its then issued and outstanding stock, unless the Consolidated Net Tangible Assets of the Guarantor and its consolidated Subsidiaries remaining after such declaration or payment or distribution at least equals the amount of the capital stock accounts reflecting capital as determined under Article 154 and 170 of the Delaware General Corporation Law as shown on the consolidated balance sheet most recently furnished pursuant to Section 13(a).

     For the purpose of sub-sections (i) through (p) above, all accounting terms not otherwise defined have the meanings assigned to them in accordance with generally accepted accounting principles, meaning such accounting principles are generally accepted in the country of incorporation of the relevant entity at the date of determination as being applicable to the type of business in which the Guarantor and its Subsidiaries are engaged and that are approved by the independent auditors regularly retained by the Guarantor and the following terms have the following meanings:

          "Balance Date" shall mean the final day of each of the Guarantor's fiscal quarters, currently January 31, April 30, July 31 and October 31 of each year and any other day as of which consolidated Subsidiaries are prepared;

          "Consolidated  Capitalization"  shall  mean,  as of  any  date,  total stockholder's equity of the Guarantor and its Subsidiaries on a consolidated basis on such date (without giving effect to foreign currency translation adjustments, except to the extent such adjustments are in excess of $10,000,000, whether positive or negative) plus Consolidated Indebt on such date;

          "Consolidated EBIT" shall mean, in respect of any financial period of the Guarantor and its consolidated Subsidiaries, the total amount of the operating profits of the Guarantor and its consolidated Subsidiaries for such period before taking into account any interest payable by the Guarantor and its consolidated Subsidiaries and taxes on income and profits payable by the Guarantor and its consolidated Subsidiaries;

          "Consolidated Indebtedness" shall mean, at any Balance Date, the total (on a consolidated basis) of the principal amount then outstanding of Indebtedness of the Guarantor and its consolidated Subsidiaries determined in accordance with, and by reference to, the relevant financial statements and generally accepted accounting principles;

          "Consolidated Interest Expenses" shall mean, in respect of any financial period of the Guarantor and its consolidated Subsidiaries, the aggregate (on a consolidated basis) of interest that has been paid, incurred or accrued during such period determined in accordance with, and by reference to, the relevant financial statements and generally accepted accounting principles;

          "Consolidated Net Tangible Assets", which may be determined as of a date not more than 60 days prior to the happening of an of an event for which such determination is being made, shall mean the total of all the assets appearing on the consolidated balance sheet of the Guarantor and its consolidated Subsidiaries less the following: (1) current liabilities; (2) intangible assets such as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense; and (3) appropriate adjustments on account of minority interests of other persons holding stock in any Subsidiary of the Guarantor;

          "Debt" shall mean indebtedness for money borrowed.

          "Derivative Transactions" shall mean, (a) any transaction (including an agreement with respect thereto) by the Guarantor or any of its consolidated Subsidiaries which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transaction) and (b) any combination of these transactions.

          "Mortgage" shall mean any mortgage, pledge, lien, encumbrance, charge or security interest of any kind; provided, however, that none of the following shall be deemed to be a Mortgage:

               (i) pledges or deposits under workmen's compensation, unemployment insurance or similar statutes and mechanics', workmen's, repairmen's, materialmen's, carriers' or other similar liens arising in the ordinary course of business or deposits or pledges to obtain the release of any such liens;

               (ii) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings, landlord's liens on property held under lease; and any other liens of a nature similar to those hereinabove described in this sub-section (ii) which do not, in the reasonable opinion of the Guarantor, materially impair the use of such property in the operation of the business of the Guarantor or a Subsidiary thereof or the value of such property for the purpose of such business; or

               (iii) any easement or similar encumbrance, the existence of which does not impair the use of the property subject thereto for the purposes for which it is used.

          "Principal Property" shall mean any Property with a net book value exceeding ten percent (10%) of the Consolidated Capitalization.

          "Property" shall mean any real and personal property, including, without limitation, store, warehouse, showroom or any other property or any permanent improvement thereon owned by the Guarantor or any Subsidiary.

          "Sale and Leaseback Transaction" shall mean any arrangement with any Person providing for the leasing to the Guarantor or any Subsidiary thereof of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than 36 months and except for leases between the Guarantor and a Subsidiary thereof or between Subsidiaries thereof), which Principal Property has been or is to be sold or transferred by the Guarantor or such Subsidiary to such Person; and

          "Value" shall mean, with respect to a Sale and Leaseback Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds from the sale or transfer of the property leased pursuant to such Sale and Leaseback Transaction or (2) the sum of all costs of the Guarantor or any Subsidiary thereof incurred in connection with the acquisition of such property and the construction of any improvements thereon, as determined in good faith by the Guarantor or such Subsidiary at the time of entering into such Sale and Leaseback Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard to any renewal or extension options contained in the lease.

     14. Until all Indebtedness of the Guarantor to the Lender payable pursuant to this Guarantee shall have been paid to the Lender in full, the Guarantor shall have no right of subrogation and waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower and waives any benefit of, and any right to participate in any security now or hereafter held by the Lender.

     15. This is a loan transaction in which the specification of Yen and payment in Tokyo are of the essence, and Yen shall be the currency of account and of payment in all events. The payment obligation hereunder shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise. In the event that any payment, whether pursuant to a judgment or otherwise, shall be made in a currency other than Yen or in a place other than in Tokyo, such amount shall be promptly converted to Yen and transferred to Tokyo under normal banking procedures. In the event that such payment does not satisfy the obligations of the Guarantor hereunder, the Lender shall be entitled to immediate payment of, and shall have a separate cause of action for, the Yen deficiency in respect of the payments due to the Lender.

     16. This Guarantee shall be governed by and interpreted in accordance with the laws of Japan.

          (a) The Guarantor hereby irrevocably consents that any legal action or proceedings against it or any of its property or assets with respect to this Guarantee may be brought in the Tokyo District Court and by execution and delivery of this Guarantee the Guarantor hereby submits to and accepts with regard to any such action or proceeding for itself and in respect of its property and assets, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid court. For purposes of this Guarantee, the Guarantor hereby irrevocably appoints the Representative in Japan, from time to time, of Tiffany & Co. Japan Inc, Japan Branch, as its agent for service of process in Japan and designates the address, from time to time, of Tiffany & Co. Japan Inc., Japan Branch, presently at 3-1-31 Minami Aoyama, 10th Floor, Minato-ku, Tokyo 107, Japan as its address to receive such service of process.

          So long as the Commitment or any portion of the Advance or any other sums payable by the Borrower or the Guarantor under the Agreement or this Guarantee remains outstanding, the Guarantor (i) will take any and all reasonable action, including the execution and filing of any and all documents, as may be necessary to continue the foregoing appointments and designations in full force and effect and (ii) if any agent for service so designated shall cease to act for any reason, will immediately designate another such agent in Tokyo reasonably satisfactory to the Lender and shall furnish the Lender with the confirmation of acceptance of such agent so appointed.

          (b) The Guarantor hereby irrevocably agrees not to present any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guarantee or any document or instrument provided for hereunder in Tokyo, Japan and hereby further irrevocably agrees not to claim that Tokyo, Japan is an inconvenient forum for any such suit, action or proceeding. Nothing in this
     Section 16 shall preclude the Lender from serving legal process up the Guarantor at the office provided for in or designated pursuant to Section 10 or instituting legal proceedings against the Guarantor in the Court of any other country or place which may have jurisdiction.

          IN WITNESS WHEREOF the Guarantor has executed this Guarantee as of the day and year first above written.

                                                 TIFFANY & CO.




                                               By  /s/ James N. Fernandez
                                                  ______________________________
                                               Name  James N. Fernandez
                                                    ____________________________
                                               Title Senior Vice President and
                                                     ___________________________
                                                     Chief Financial Officer




                                               By  /s/ Luis R. Ulloa
                                                  ______________________________
                                               Name  Luis R. Ulloa
                                                    ____________________________
                                               Title Assistant Treasurer
                                                     ___________________________



                                               Signed in  New York, New York
                                                         _______________________